    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 26, 2002

                                                           REGISTRATION NO. 333-
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933

                              ---------------------

                              TRANSALTA CORPORATION
             (Exact name of registrant as specified in its charter)

              CANADA                                           NONE
   (State or other jurisdiction                          (I.R.S. Employer
 of incorporation or organization)                      Identification No.)

                              110-12TH AVENUE S.W.
                              BOX 1900, STATION "M"
                            CALGARY, ALBERTA T2P 2M1
                    (Address of principal executive offices)


                     TRANSALTA CORPORATION SHARE OPTION PLAN
                            (Full title of the Plan)

                              ---------------------

                              CT Corporation System
                                 111 8th Avenue
                                     13th FL
                            New York, New York 10011
                                 (212) 894-8400
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                    Copy to:

                             Robert A. Zuccaro, Esq.
                                Latham & Watkins
                                885 Third Avenue
                            New York, New York 10022
                                 (212) 906-1200
                              (212) 751-4864 (fax)


                         CALCULATION OF REGISTRATION FEE

=============================================================================================================
                                                    Proposed Maximum     Proposed Maximum
Title of Securities to be    Amount of Shares to   Offering Price Per   Aggregate Offering      Amount of
Registered                    be Registered (1)        Share (2)             Price (2)       Registration Fee
=============================================================================================================

Common Shares,                   1,500,000               $11.10            $16,650,000          $1,531.80
no par value

Common Share Purchase Rights         1,500,000

(1) Pursuant to Rule 416 of the Securities Act of 1933, as amended (the "Securities Act"), an indeterminate number of additional shares of common stock, no par value ("Common Stock"), of TransAlta Corporation which become issuable to prevent dilution from any future stock split, stock dividend or similar transaction are also being registered.

(2) For purposes of computing the registration fee only. Pursuant to Rule 457(h) under the Securities Act, the Proposed Maximum Offering Price Per Share is based upon the average of the high and low sales for a share of Common Stock on the Composite Tape of the New York Stock Exchange on November 25, 2002.

(3) In addition, pursuant to Rule 416(c) under the Securities Act, this Registration Statement also covers an indeterminate amount of interests to be offered pursuant to the TransAlta Corporation Share Option Plan (the "Plan").

(4) In addition, pursuant to Rule 429(b) under the Securities Act, the prospectus containing the information required by Part I of this Registration Statement also relates to shares of Common Stock registered on TransAlta Corporation's Registration Statement on Form S-8, filed October 29, 2001, Registration No. 333-72454.

                                     PART I

Item 1.   PLAN INFORMATION.

          Not required to be filed with this Registration Statement; being separately provided to plan participants as specified by Rule 428(b)(1).

Item 2.   REGISTRATION INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.

          Not required to be filed with this Registration Statement; being separately provided to plan participants as specified by Rule 428(b)(1).

                                     PART II

Item 3.   INCORPORATION OF DOCUMENTS BY REFERENCE.

          The following documents filed with the Securities and Exchange Commission (the "Commission") by TransAlta Corporation, a corporation organized pursuant to the laws of Canada (the "Company" or the "Registrant"), are incorporated as of their respective dates in this Registration Statement by reference:

     (a) The Company's Annual Report on Form 40-F filed with the Commission on May 6, 2002.

     (b) The Company's current report on Form 6-K filed with the Commission on October 26, 2001.

     (c) The Company's current report on Form 6-K filed with the Commission on February 4, 2002.

     (d) The Company's current report on Form 6-K filed with the Commission on February 4, 2002.

     (e) The Company's current report on Form 6-K filed with the Commission on February 19, 2002.

     (f) The Company's current report on Form 6-K filed with the Commission on March 4, 2002.

     (g) The Company's current report on Form 6-K filed with the Commission on April 2, 2002.

     (h) The Company's current report on Form 6-K filed with the Commission on April 18, 2002.

     (i) The Company's current report on Form 6-K filed with the Commission on April 30, 2002.

     (j) The Company's current report on Form 6-K filed with the Commission on May 2, 2002.

     (k) The Company's current report on Form 6-K filed with the Commission on May 3, 2002.

     (l) The Company's current report on Form 6-K filed with the Commission on May 7, 2002.

     (m) The Company's current reports on Form 6-K filed with the Commission on May 28, 2002.

     (n) The Company's current reports on Form 6-K filed with the Commission on June 3, 2002.

     (o) The Company's current report on Form 6-K filed with the Commission on June 6, 2002.

     (p) The Company's current report on Form 6-K filed with the Commission on June 21, 2002.

     (q) The Company's current report on Form 6-K filed with the Commission on June 26, 2002.

     (r) The Company's current report on Form 6-K filed with the Commission on July 19, 2002.

     (s) The Company's current report on Form 6-K filed with the Commission on August 13, 2002.

     (t) The Company's current report on Form 6-K filed with the Commission on September 26, 2002.

     (u) The Company's current report on Form 6-K filed with the Commission on October 18, 2002.

     (v) The Company's current report on Form 6-K filed with the Commission on October 28, 2002.

     (w) The Company's current report on Form 6-K filed with the Commission on November 25, 2002.

     (x) The description of the common stock of the Company contained in the Company's Registration Statement on Form 40-F filed on July 11, 2001.

     (y) The Company's Registration Statement on Form S-8 filed on October 29, 2001.

          All documents subsequently filed by the Company or by the Plan pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold are incorporated by reference in this Registration Statement and are a part hereof from the date of filing such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which is also or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.   DESCRIPTION OF SECURITIES.

          Not applicable.

Item 5.   INTERESTS OF NAMED EXPERTS AND COUNSEL.

          Not applicable.

Item 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS.

          The Registrant may indemnify a director or officer of the Registrant, a former director or officer of the Registrant or another individual who acts or acted at the Registrant's request as a director or officer, or an individual acting in a similar capacity, of another entity, against all costs, charges, and expenses, including an amount paid to settle an action or satisfy a judgement, reasonably incurred by the individual in respect of any civil, criminal, administrative, investigative or other proceeding in which the individual is involved because of that association with the Registrant or other entity. However, the Registrant may advance moneys to a director, officer or other individual for the costs, charges and expenses of a proceeding referred to above. The individual shall repay the moneys if the individual does not fulfil the conditions in (a) and (b) below. The Registrant may not indemnify an individual unless the individual (a) acted honestly and in good faith with a view to the best interests of the Registrant, or, as the case may be, to the best interests of the other entity for which the individual acted as director or officer or in a similar capacity at the Registrant's request; and (b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the individual had reasonable grounds for believing that the individual's conduct was lawful. The Registrant may with the approval of a court, indemnify an individual referred to above, or advance moneys for the costs, charges and expenses of a proceeding, in respect of an action by or on behalf of the Registrant or other entity to procure a judgement in its favor, to which the individual is made a party because of the individual's association with the Registrant or other entity as described above against all costs, charges and expenses reasonably incurred by the individual in connection with such action, if the individual fulfils the conditions set out in (a) and (b) above. Notwithstanding the foregoing, an individual is entitled to indemnity from the Registrant in respect of all costs, charges and expenses, reasonably incurred by the individual in the defense of any civil, criminal, administrative or other proceeding to which the individual is subject because of the individuals association with the Registrant or other entity referred to above, if the individual seeking indemnity was not judged by a court or other competent authority to have committed any fault or omitted to do anything that the individual ought to have done, and if the individual fulfils the conditions set out in (a) and (b) above.

          A by-law of the Registrant provides that the Registrant shall indemnify a director or officer of the Registrant, a former director or officer of the Registrant or a person who acts or acted at the Registrant's request as a director or officer of a corporate body of which the Registrant is or was a shareholder or creditor, and the heirs and legal representatives thereof, to the extent permitted by the Canada Business Corporations Act ("CBCA") or otherwise by law.

          The Registrant maintains a directors' and officers' liability policy which provides coverage to the Registrant for all directors' and officers' related claims, losses and cost in any year, subject to policy limits and deductibles.

          The Registrant has entered into indemnification agreements with each of its officers and directors pursuant to which they are indemnified to the fullest extent permitted by the CBCA. Pursuant to the terms of these agreements the Registrant maintains errors and omissions insurance for its officers and directors while they remain an officer or director and for a period of 10 years thereafter.

Item 7.   EXEMPTION FROM REGISTRATION CLAIMED.

          Not applicable.

Item 8.   EXHIBITS.

          Exhibit 4.1         Description of Securities being registered.
                              (Filed as Exhibit 1 to TransAlta Corporation's Form 40-F dated July 11, 2001 (File No. 1-15214) and incorporated by reference and made apart hereof).

          Exhibit 4.2 Shareholder Rights Plan Agreement dated as of October 13, 1992 and Amended and Restated as of November 26, 1992 and February 12, 1998 between TransAlta Corporation and CIBC Mellon Trust Company, as Rights Agent. (Filed as Exhibit 2 to TransAlta Corporation's Form 40-F dated July 11, 2001 (File No. 1-15214) and incorporated by reference and made a part hereof).

          Exhibit 4.3 Shareholder Rights Plan Amending Agreement, dated as of May 14, 1998, between TransAlta Corporation and CIBC Mellon Trust Company, as Rights Agent. (Filed as Exhibit 3 to TransAlta Corporation's Form 40-F dated July 11, 2001 (File No. 1-15214) and incorporated by reference and made a part hereof).

          Exhibit 4.4 Shareholder Rights Plan Second Amending Agreement, dated as of May 3, 2001 between TransAlta Corporation and CIBC Mellon Trust Company, as Rights Agent. (Filed as Exhibit 4 to TransAlta Corporation's Form 40-F dated July 11, 2001 (File No. 1-15214) and incorporated by reference and made a part hereof).

          Exhibit 4.5 TransAlta Corporation Share Option Plan effective December 31, 1992, as amended June 2001. (Filed as
                              Exhibit 4.5 to TransAlta Corporation's Form S-8 dated October 29, 2001 (Registration No. 333-72454) and incorporated by reference and made a part hereof).

          Exhibit 5 Opinion of McCarthy Tetrault LLP as to the legality of the securities being registered.

          Exhibit 23.1        Consent of Ernst & Young LLP.

          Exhibit 23.2        Consent of McCarthy Tetrault LLP. (contained in
                              Exhibit 5)

          Exhibit 24 Power of Attorney. (included on the signature pages to the Registration Statement)

Item 9.   UNDERTAKINGS.

          (a)  The undersigned Registrant hereby undertakes:

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration
                    Statement:

                    (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                    (ii) To reflect in the prospectus any facts or events
                         arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                   (iii) To include any material information with respect to
                         the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

               PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) shall not apply to information contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

               (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering.

          (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's Annual Report pursuant to section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to
               Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, Canada, on November 26, 2002.

                                       TRANSALTA CORPORATION


                                       By:   /s/ STEPHEN G. SNYDER
                                           -------------------------------------
                                           Stephen G. Snyder
                                           President and Chief Executive Officer


                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below, hereby constitutes and appoints each of Stephen G. Snyder and Ian
A. Bourne his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities as of November 26, 2002.

          SIGNATURE                                        TITLE
          ---------                                        -----

  /s/ Stephen G. Snyder                       President, Chief Executive
---------------------------------             Officer and Director (Principal
    Stephen G. Snyder                         Executive Officer)


  /s/ Ian A. Bourne                           Executive Vice President and
---------------------------------             Chief Financial Officer (Principal
    Ian A. Bourne                             Financial Officer)


  /s/ Alister Cowan                           Vice President and Comptroller
---------------------------------             (Principal Accounting Officer)
    Alister Cowan


  /s/ Stanley Joseph Bright                   Director
---------------------------------
    Stanley Joseph Bright


  /s/ Roderick Sheldon Deane                  Director
---------------------------------
    Roderick Sheldon Deane

  /s/ Jack Cameron Donald                     Director
---------------------------------
    Jack Cameron Donald


  /s/ John Thomas Ferguson                    Director
---------------------------------
    John Thomas Ferguson


  /s/ Gordon D. Giffin                        Director
---------------------------------
    Gordon D. Giffin


  /s/ Christopher Hampson                     Director
---------------------------------
    Christopher Hampson


  /s/ Charles Harold Hantho                   Director
---------------------------------
    Charles Harold Hantho


  /s/ Louis Davies Hyndman                    Director
---------------------------------
    Louis Davies Hyndman


  /s/ Donna Soble Kaufman                     Director
---------------------------------
    Donna Soble Kaufman


  /s/ John Scott Lane                         Director
---------------------------------
    John Scott Lane


  /s/ Luis Vazquez Senties                    Director
---------------------------------
    Luis Vazquez Senties


  /s/ Ralph Ambrose Thrall, Jr.               Director
---------------------------------
    Ralph Ambrose Thrall, Jr.

          Pursuant to the requirements of Section 6(a) of the Securities Act, the undersigned has signed this Registration Statement solely in the capacity of the duly authorized representative of the Registrant in the United States on November 26, 2002.

                                 TRANSALTA USA INC.

                                 By:   /s/ CHARLES W. BATES
                                     ------------------------------------------
                                     Name: Charles W. Bates
                                     Title: Director-Administration & Corporate
                                     Secretary


          Pursuant to the requirements of the Securities Act of 1933, as amended, the TransAlta Corporation Share Option Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, Canada, on November 26, 2002.

                                 TRANSALTA CORPORATION SHARE OPTION PLAN

                                 By:   /s/ MICHAEL WILLIAMS
                                     ------------------------------------------
                                     Name: Michael Williams
                                     Title: Senior Vice President
                                            - Human Resources

                                  EXHIBIT INDEX
                                  -------------

Exhibit 4.1         Description of Securities being registered. (Filed as
                    Exhibit 1 to TransAlta Corporation's Form 40-F dated July 11, 2001 (File No. 1-15214) and incorporated by reference and made apart hereof).

Exhibit 4.2 Shareholder Rights Plan Agreement dated as of October 13, 1992 and Amended and Restated as of November 26, 1992 and February 12, 1998 between TransAlta Corporation and CIBC Mellon Trust Company, as Rights Agent. (Filed as Exhibit 2 to TransAlta Corporation's Form 40-F dated July 11, 2001 (File No. 1-15214) and incorporated by reference and made a part hereof).

Exhibit 4.3 Shareholder Rights Plan Amending Agreement, dated as of May 14, 1998, between TransAlta Corporation and CIBC Mellon Trust Company, as Rights Agent. (Filed as Exhibit 3 to TransAlta Corporation's Form 40-F dated July 11, 2001 (File No. 1-15214) and incorporated by reference and made a part hereof).

Exhibit 4.4 Shareholder Rights Plan Second Amending Agreement, dated as of May 3, 2001 between TransAlta Corporation and CIBC Mellon Trust Company, as Rights Agent. (Filed as Exhibit 4 to TransAlta Corporation's Form 40-F dated July 11, 2001 (File No. 1-15214) and incorporated by reference and made a part hereof).


Exhibit 4.5 TransAlta Corporation Share Option Plan effective December 31, 1992, as amended June 2001. (Filed as Exhibit 4.5 to TransAlta Corporation's Form S-8 dated October 29, 2001 (Registration No. 333-72454) and incorporated by reference and made a part hereof).

Exhibit 5 Opinion of McCarthy Tetrault LLP as to the legality of the securities being registered.

Exhibit 23.1        Consent of Ernst & Young LLP.

Exhibit 23.2        Consent of McCarthy Tetrault LLP. (contained in Exhibit 5)

Exhibit 24 Power of Attorney. (included on the signature pages to the Registration Statement)